UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2013

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01                   Other Events.

On May 3, 2013, Citigroup Inc. (Citigroup) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the First Quarter 2013 Form 10-Q) with the U.S. Securities and Exchange Commission.  In the First Quarter 2013 Form 10-Q, Citigroup presented updated business segment disclosures to reflect Citi’s re-allocation of certain administrative costs among Citi’s businesses and the re-allocation of certain funding costs among Citi’s businesses, effective January 1, 2013, as well as other immaterial reclassifications.  As required by ASC 280, Segment Reporting, attached as Exhibit 99.01 to this Form 8-K (Exhibit 99.01) are the historical audited consolidated financial statements included in Citigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (2012 Form 10-K), conformed to reflect these re-allocations, including reclassification of all comparative prior period segment information.

Other than the immaterial reclassifications, the only changes contained in Exhibit 99.01 are to Note 4 to the Consolidated Financial Statements to Citigroup’s 2012 Form 10-K reflecting the business segment reclassifications; Exhibit 99.01 does not restate or revise Citigroup’s Consolidated Income Statement, Consolidated Statement of Comprehensive Income, Consolidated Balance Sheet, Consolidated Statement of Changes in Stockholders’ Equity or Consolidated Statement of Cash Flows included in its 2012 Form 10-K.  The information included in this Form 8-K should be read in conjunction with Citigroup’s 2012 Form 10-K and First Quarter 2013 Form 10-Q.

Exhibit 99.01 will serve as the historical consolidated financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Item 9.01           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number

99.01

Historical audited consolidated financial statements of Citigroup Inc. reflecting updated business segment disclosures related to the re-allocation of certain administrative costs among Citi’s businesses and the re-allocation of certain funding costs among Citi’s businesses. Also included is the Report of Independent Registered Public Accounting Firm dated March 1, 2013, except as to Note 4 which is as of May 17, 2013.

99.02	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: May 17, 2013
	By:	/s/ JEFFREY R. WALSH
Name: Jeffrey R. Walsh
Title: Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number

99.01

Historical audited consolidated financial statements of Citigroup Inc. reflecting updated business segment disclosures related to the re-allocation of certain administrative costs among Citi’s businesses and the re-allocation of certain funding costs among Citi’s businesses. Also included is the Report of Independent Registered Public Accounting Firm dated March 1, 2013, except as to Note 4 which is as of May 17, 2013.

99.02	Consent of KPMG LLP, Independent Registered Public Accounting Firm.